UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2012

Taylor Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50034	36-4108550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 653-7978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 3, 2012, Taylor Capital Group, Inc. (the “Company”) entered into a Relinquishment of Rights Agreement with certain stockholders identified therein (the “Stockholders”), including Bruce W. Taylor and Jeffrey W. Taylor, each of whom serves on the Company’s board of directors. Pursuant to the Relinquishment of Rights Agreement, the Company agreed to amend that certain Share Restriction Agreement, dated November 30, 1998, as amended, between the Company and the Stockholders, in order to remove the Company as a party to the agreement and to eliminate the Company’s right to purchase any equity securities of the Company offered for resale by the Stockholders under certain circumstances (the “Company Option”). The Company previously filed the Share Restriction Agreement, as well as Amendment Number One to the Share Restriction Agreement, dated as of December 1, 1999, as Exhibits 10.54 and 10.55, respectively, to its Amended Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on September 16, 2002 (Registration No. 333-89158). On April 3, 2012, immediately following the execution of the Relinquishment of Rights Agreement, the Company and the Stockholders executed Amendment Number Two to the Share Restriction Agreement in order to effect these changes.

In exchange for the Company’s relinquishment of the Company Option, the Stockholders agreed to waive certain negotiated board of directors nomination rights held by the Stockholders pursuant to Section 2.9 of the Company’s by-laws (the “Nomination Rights”), along with any other rights pursuant to a written agreement between any Stockholder and the Company that may exist granting any of the Stockholders structural rights with respect to the corporate governance of the Company. The Stockholders also agreed to vote any and all shares of Common Stock they may hold in favor of any proposal considered at a meeting of the Company’s stockholders to remove the Nomination Rights from, and amend certain provisions protecting the Nomination Rights contained in, the Company’s governing documents.

Copies of each of the Relinquishment of Rights Agreement and Amendment Number Two to the Share Restriction Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The description of the Relinquishment of Rights Agreement and Amendment Number Two to the Share Restriction Agreement set forth above does not purport to be complete, and is qualified by reference to the full text of such documents.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

10.1	Relinquishment of Rights Agreement, dated as of April 3, 2012, by and among Taylor Capital Group, Inc. and the various Stockholders identified on the signature page thereto.

10.2	Amendment Number Two to Share Restriction Agreement, dated as of April 3, 2012, by and among Taylor Capital Group, Inc. and the various Stockholders identified on the signature page thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2012

TAYLOR CAPITAL GROUP, INC.

/s/ Brian T. Black

By:	Brian T. Black
General Counsel and Corporate Secretary